QUARTERLY INVESTOR UPDATE THIRD Q UARTER F ISCAL YEAR 2024

FORWARD LOOKING STATEMENTS This investor update and our comments during the investor conference call contain “forward-looking statements” which are made in good faith by Pathward Financial, Inc.TM (the “Company”) pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future,” “target,” or the negative of those terms, or other words of similar meaning or similar expressions. You should carefully read statements that contain these words because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements are based on information currently available to us and assumptions about future events, and include statements with respect to the Company’s beliefs, expectations, estimates, and intentions, which are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond the Company’s control. Such risks, uncertainties and other factors may cause our actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Such statements include, without limitation, the statements on the slide entitled “Strong Results in Asset Optimization,” “Trusted Platform That Enables Our Partners to Thrive” and “Guidance,” and address, among others, the following subjects: future operating results including our earnings per diluted share guidance, annual effective tax rate, and related performance expectations; progress on key strategic initiatives; expected results of our partnerships; impacts of our improved data analytics, underwriting and monitoring processes; impacts of our implementation of a new technology system; our goals and possible future actions with respect to optimizing the balance sheet and growing earnings; expected nonperforming loan resolutions and net charge off rates; the performance of our securities portfolio; the impact of card balances related to government stimulus programs; customer retention; loan and other product demand; new products and services; credit quality; the level of net charge-offs and the adequacy of the allowance for credit losses; and technology. The following factors, among others, could cause the Company's financial performance and results of operations to differ materially from the expectations, estimates, and intentions expressed in such forward-looking statements: maintaining our executive management team; expected growth opportunities may not be realized or may take longer to realize than expected; the potential adverse effects of unusual and infrequently occurring events, including the impact on financial markets from geopolitical conflicts such as the military conflicts in Ukraine and the Middle East, weather-related disasters, or public health events, such as pandemics and any governmental or societal responses thereto; our ability to successfully implement measures designed to reduce expenses and increase efficiencies; changes in trade, monetary, and fiscal policies and laws, including actual changes in interest rates and the Fed Funds rate, and their related impacts on macroeconomic conditions, customer behavior, funding costs and loan and securities portfolios; changes in tax laws; the strength of the United States' economy, and the local economies in which the Company operates; adverse developments in the financial services industry generally such as bank failures, responsive measures to mitigate and manage such developments, related supervisory and regulatory actions and costs, and related impacts on customer behavior; inflation, market, and monetary fluctuations; our liquidity and capital positions, including the sufficiency of our liquidity; the timely and efficient development of, new products and services offered by the Company or its strategic partners, as well as risks (including reputational and litigation) attendant thereto, and the perceived overall value and acceptance of these products and services by users; the ability of the Company’s subsidiary Pathward , N.A. (“Pathward”) to maintain its Durbin Amendment exemption; the risks of dealing with or utilizing third parties, including, in connection with the Company’s prepaid card and tax refund advance businesses, the risk of reduced volume of refund advance loans as a result of reduced customer demand for or usage of the Company’s strategic partners’ refund advance products; our relationship with, and any actions which may be initiated by, our regulators; changes in financial services laws and regulations, including laws and regulations relating to the tax refund industry and the insurance premium finance industry; technological changes, including, but not limited to, the protection of our electronic systems and information; the impact of acquisitions and divestitures; litigation risk; the growth of the Company’s business, as well as expenses related thereto; continued maintenance by Pathward of its status as a well-capitalized institution, changes in consumer borrowing, spending and saving habits; losses from fraudulent or illegal activity, technological risks and developments and cyber threats, attacks or events; the success of the Company at maintaining its high quality asset level and managing and collecting assets of borrowers in default should problem assets increase; and the other factors described under the caption “Risk Factors” and in other sections of the Company’s Annual Report on Form 10-K for the Company's fiscal year ended September 30, 2023 and in other filings made by the Company with the Securities and Exchange Commission (“SEC”). The foregoing list of factors is not exclusive. We caution you not to place undue reliance on these forward-looking statements. The forward-looking statements included herein speak only as of the date of this investor update. The Company expressly disclaims any intent or obligation to update, revise or clarify any forward-looking statements, whether written or oral, that may be made from time to time by or on behalf of the Company or its subsidiaries, whether as a result of new information, changed circumstances or future events or for any other reason. Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation2

Net Income $41.8 million in net income; a decrease of 7% compared to Q3 FY 2023 Diluted Earnings Per Share $1.66 in diluted earnings per share; a decrease of 1% compared to Q3 FY 2023 Net Interest Margin Net interest margin (“NIM”) of 6.56% compared to 6.18% in prior year period; Adjusted NIM1, including contractual, rate-related processing expenses, of 4.92% compared to 4.88% in prior year period Return Metrics2 FY 2024 nine months ended return on average assets (“ROAA”) of 2.33% compared to 2.46% in prior year period; FY 2024 nine months ended return on average tangible equity (“ROATE”) of 47.3% compared to 50.8% in prior year period Q3 FY 2024 HIGHLIGHTS Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation3 1 See slide 34 for reconciliation to most directly comparable GAAP measure. 2 ROAA and ROATE are annualized for periods presented.

STRONG RESULTS IN ASSET OPTIMIZATION • Robust pipeline in working capital and government guaranteed loans • Continued focus on optimizing assets and underwriting loans that have the highest risk adjusted returns • Implemented new technology system that will create efficiencies • Solid originations in consumer lending 4 Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

• Experience • Operational excellence • Build strong partnerships • Mature risk and compliance infrastructure PATHWARD’S VALUE PROPOSITIONS MAKE US A TRUSTED PARTNER Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation5

TRUSTED PLATFORM THAT ENABLES OUR PARTNERS TO THRIVE 6 Right sized balance sheet with optimized asset mix Technology to facilitate evolution and scalability People and culture are important assets Mature risk and compliance framework Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

NET INTEREST INCOME DRIVES GROWTH IN EPS ($ IN MILLIONS, EXCEPT PER SHARE DATA) Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation7 Q3 2023 Q3 2024 $97.5 $110.9 +14% Net Interest Income Q3 2023 Q3 2024 $114.6 $123.7 +8% Noninterest Expense Q3 2023 Q3 2024 $67.7 $65.9 -3% Noninterest Income Q3 2023 Q3 2024 $45.1 $41.8 -7% Net Income Attributable to Parent Q3 2023 Q3 2024 $1.68 $1.66 -1% Earnings per Diluted Share

 Average Q3FY24 off-balance sheet custodial deposits held in custody at program banks of $645 million compared to $1.18 billion during the prior year period.  $353 million of off-balance sheet custodial deposits as of June 30, 2024, as compared to $781 million as of June 30, 2023.  These off-balance sheet custodial deposits earn recordkeeping servicing fee income, typically reflective of the Effective Fed Funds Rate.  Continue to return unclaimed EIP balances to the U.S. Treasury. DEPOSIT BASE HIGHER TO SUPPORT ASSET GROWTH Q3 2023 Q3 2024 $6,307.0 $6,431.5 2% DEPOSITS 1 Period ending ($ in millions) Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation8 1 Does not include off-balance sheet custodial deposits

TOTAL LOANS AND LEASES INCREASED FROM Q3 2023  Growth primarily driven by SBA/USDA, renewable energy and working capital  Nonperforming loans and leases of 0.96% compared to 0.93% at June 30, 2023  Annualized adjusted net charge-off rate of 0.63% for 3Q241 Q3 2023 Q3 2024 $4,072.9 $4,612.6 +13% TOTAL LOANS AND LEASES Period ending ($ in millions) Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation9 1 See slide 32 for reconciliation to most directly comparable GAAP measure.

# STRONG BALANCE SHEET ALLOWS FOR RETURN OF CAPITAL TO SHAREHOLDERS

## Liquidity Sources
($ in millions)



$353
$299
$229
$38
$575
$2,474
$980
Off Balance Sheet Custodial Deposits [1]
Cash and Cash Equivalents
Unpledged Investment Securities
FHLB Borrowing Capacity
Fed Discount Window Funds
Unsecured Funding and Other Wholesale Funding Options

## Share Repurchases



1,283,693
286,920
Q3 2024
Q3 2024 YTD

[1] *These off balance sheet custodial deposits can be brought back on balance sheet, as needed, as they are immediately callable.*

10 Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

pathward

GUIDANCE Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation11 Fiscal 2025Fiscal 2024 $6.40 - $6.60 EPS $7.00 - $7.50 EPS Earning asset yields increase 25 bps rate cut in Sept 2024 Effective tax rate 14-18% Effective tax rate 18-22% Core card fee income to follow historical seasonal patterns Includes expected share repurchases % % 1 Information on this slide is presented as of July 24, 2024, reflects the Company’s updated financial outlook, certain of the Company’s financial targets, and key assumptions, and will not be updated or affirmed unless and until the Company publicly announces such an update or affirmation. The guidance for fiscal 2024 and fiscal 2025, the Company’s financial targets and key economic assumptions contain forward-looking statements and actual results or conditions may differ materially. See the information set forth below the heading "Forward Looking Statements" on slide 2 of this presentation.

Q&A Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation12

RECORD OF STRONG EARNINGS GROWTH AND PROFITABILITY ABOVE BANKING INDUSTRY AVERAGES EXCESS CAPITAL GENERATING BUSINESS ENABLES ONGOING RETURN OF VALUE TO SHAREHOLDERS INVESTMENT HIGHLIGHTS 2 3 4 1 5 EXPERIENCED LEADER IN FAST-GROWING BANKING AS A SERVICE (BAAS) SECTOR, WITH DIVERSIFIED PORTFOLIO OF HIGH- QUALITY FINANCIAL PARTNERS RESILIENT COMMERCIAL FINANCE LOAN PORTFOLIO PRODUCES ATTRACTIVE RETURNS THROUGHOUT ECONOMIC CYCLES HIGHLY ADVANTAGEOUS NATIONAL BANK CHARTER, WITH WELL-DEVELOPED RISK MITIGATION AND COMPLIANCE CAPABILITIES Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation13

RECORD OF STRONG EARNINGS GROWTH & PROFITABILITY1 2.20% 1.55% 1.45% 1.74% 1.88% 2.33% 2.33% 2019 2020 2021 2022 2023 YTD24 Return on Average Assets2 ROAA inclusive of one-time items Total Revenue3 ($ in millions) Return on Average Tangible Equity2 35.42% 22.34% 21.87% 28.66% 30.25% 48.32% 47.30% 2019 2020 2021 2022 2023 YTD24 ROATE inclusive of one-time items Earnings Per Common Share $5.26 $5.99 $2.49 $2.94 $4.38 $4.49 $5.27 $1.95 $2.54 $3.87 $4.44 $4.62 2019 2020 2021 2022 2023 YTD24 EPS inclusive of one-time items 1FY19-FY21 display GAAP earnings; FY22 reflects GAAP and adjusted earnings. FY23-FY24 display GAAP earnings as the net adjustments for the periods are insignificant. See appendix for non-GAAP reconciliations $487 $499 $550 $601 $704 $587 2019 2020 2021 2022 2023 YTD24 Gain on sale of trademarks Fiscal YTD Earnings Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation14 2YTD24 is annualized 3FY22 and FY23 includes $50.0 million and $10.0 million gain on sale of trademarks, respectively Remaining Fiscal Year Earnings

 Pathward’s track record of profitability, combined with its commitment to maintaining the size of its balance sheet, enables the return of the majority of earnings through repurchases and dividends.  Targeting regulatory capital leverage ratio above 8% and total risk weighted capital ratio above 12%.  Paid dividend every quarter dating back to 1994.  Executed $15.0 million of share repurchases in 3Q24. RETURN OF CAPITAL TO SHAREHOLDERS TRACK RECORD OF STRONG EARNINGS GROWTH AND RIGHT-SIZED BALANCE SHEET ENABLES ONGOING RETURN OF CAPITAL Capital Returned to Shareholders Note: Repurchased common shares include shares withheld to cover income taxes owed by participants related to share -based incentive plans. $605.0M TOTAL SHARE REPURCHASES 2Q19 TO 3Q24 $34.5M TOTAL DIVIDENDS PAID 2Q19 TO 3Q24 Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation15

• Total tax product revenue increased 3% through the nine months ended June 30, 2024 compared to the same period of the prior year. • Refund Advance originations of $1.56 billion in the 2024 tax season through June 30, 2024 compared to $1.46 billion in the 2023 tax season. • Decreases in provision from improving data analytics, underwriting and monitoring. 2024 TAX SEASON UPDATE Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation16 1 Approximate loss rate calculated by taking provision for loan & lease losses divided by total refund advance originations. It also includes recoveries from prior tax season. TAX SERVICES ECONOMICS Nine Months Ended ($ in millions) June 30, 2023 June 30, 2024 % Change Net interest income (expense) 2.89 0.28 (90)% Refund Advance product income 37.69 43.24 15% Refund Transfer product income 39.15 38.48 (2)% Total revenue 79.73 82.00 3% Total expense 11.56 11.62 0% Provision for credit losses 32.83 23.29 (29)% Net income, pre-tax 35.34 47.09 33% Total Refund Advance originations $ 1,459 $ 1,559 7% Approximate loss rate¹ (9 months) 2.27% 1.49% (34)%

## COST OF DEPOSITS



COST OF DEPOSITS
5.33%
2.16%
1.88%
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
All-in Cost of Deposits
Cost of Interest Bearing Deposits
Quarterly Average Effective Fed Funds Rate

Note: All-in Cost of Deposits represents cost of total deposits with the additional incorporation of the Company's noninterest variable card processing expenses impacted by interest rates.

# COST OF DEPOSITS

- During the 2024 fiscal third quarter, approximately 57% of the deposit balances were subject to variable card processing expenses, derived from contractual agreements with certain BaaS partners tied to a rate index, typically the Effective Fed Funds Rate.
- These costs reprice immediately upon a change in the applicable rate index, leading to an instant cost change as compared to the earning-asset yields that will generally experience a lag in repricing.
- As of June 30, 2024, Pathward also managed $353 million in off-balance sheet custodial deposits and earned $8.6 million of recordkeeping servicing fee income during the fiscal third quarter. That income is also typically reflective of the Effective Fed Funds Rate.

17 Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

pathward

 Noninterest income represents 42% of fiscal year- to-date total revenue.  Majority of noninterest income fees are generated by the Company’s BaaS business line. Other major items include leasing rental income and other loan & lease fees.  Pathward’s large fee income base provides stability through interest rate and credit cycles, while propelling continued revenue growth.  The majority of Pathward’s tax season revenue is recorded as noninterest income during the second quarter of each fiscal year. DIVERSIFIED NONINTEREST INCOME STREAMS Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation18 Refund Transfer Product Fees 16%Refund Advance Product Fees 17% Card and Deposit Fees 40% Rental Income 17% Other Income 10% FYTD 2024 NONINTEREST INCOME BREAKDOWN . Noninterest income 42% Net interest income 58% FYTD 2024 REVENUE BREAKDOWN

 Remain focused on smart growth in the Commercial Finance loan portfolio. Commercial Finance balances grew $419 million, or 12%, from the third quarter of the prior year.  3Q24 yields elevated by continued optimization of the balance sheet.  $1.8 billion securities portfolio provides cash flow for future commercial finance loan growth. LOAN PORTFOLIO Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation19 AVERAGE LOANS AND YIELDS ($B) PERIOD END PORTFOLIO COMPOSITION ($B) $3.4 $3.7 $3.7 $3.6 $3.9 $0.2 $0.3 $0.3 $0.3 $0.3 $0.0 $0.0 $0.0 $0.1 $0.0 $0.4 $0.4 $0.4 $0.4 $0.4 3Q23 4Q23 1Q24 2Q24 3Q24 $4.1 $4.4 $4.4 $4.4 $4.6 Warehouse Tax Services Consumer Commercial $3.9 $4.3 $4.5 $4.9 $4.5 8.31% 8.33% 8.33% 8.43% 8.56% 3Q23 4Q23 1Q24 2Q24 3Q24

 Loan and lease financing to provide access to needed equipment  Focus on equipment critical to business operations  Borrowers are investment grade companies  Primarily fixed rate loans and leases  Flexibility to sell direct originations to secondary market EQUIPMENT FINANCE COMMERCIAL FINANCE Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation20 7.16% Q3 2024 Quarterly Yield1 18% Of Loan Portfolio Business Line Balance Sheet Category 3Q23 2Q24 3Q24 Large ticket Lease financing $187.8 $160.4 $148.3 Term lending 526.3 554.9 541.0 Small ticket Lease financing 8.3 3.8 3.1 Term lending 205.9 155.1 138.4 TOTAL $928.3 $874.2 $830.8 ($ in millions) 1Interest income does not include any potential gain(loss) on sale of equipment that was previously on a lease.

• Provides working capital for companies to meet short- term operational requirements • Primarily variable rate loans with majority of floors at or above 6% • Bank typically has dominion of funds • Heavily collateral-managed • Historically excels during economic downturns WORKING CAPITAL FINANCE COMMERCIAL FINANCE Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation21 13.24% Q3 2024 Quarterly Yield 18% Of Loan Portfolio Business Line Balance Sheet Category 3Q23 2Q24 3Q24 Working Capital Asset-based lending $373.2 $429.6 $473.3 Factoring 351.1 336.4 350.7 TOTAL $724.3 $766.0 $824.0 ($ in millions)

• Typically, short-term financing to facilitate the purchase of property, casualty, and liability insurance policies • Insurance premium loans have an average term of 10 months • Fixed rate loans • Usually collateralized by insurance premiums • Very low historical loss rate INSURANCE PREMIUM FINANCE COMMERCIAL FINANCE Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation22 8.59% Q3 2024 Quarterly Yield 13% Of Loan Portfolio ($ in millions) Business Line Balance Sheet Category 3Q23 2Q24 3Q24 Insurance Premium Finance Insurance premium finance $666.3 $522.9 $617.1 TOTAL $666.3 $522.9 $617.1

# STRUCTURED FINANCE
## COMMERCIAL FINANCE

- Funding small and midsized businesses, including rural borrowers
- SBA, USDA, and conventional loans with fixed or variable interest rates
- Debt refinance, leveraged acquisitions, and alternative energy project finance
- SBA and USDA guarantees can be sold on the secondary market

**6.36%**
Q3 2024 Quarterly Yield

**30%**
Of Loan Portfolio

*($ in millions)*

| Business Line | Balance Sheet Category | 3Q23 | 2Q24 | 3Q24 |
|---|---|---|---|---|
| Guaranteed portion of US govt SBA/USDA loans | SBA/USDA | $253.3 | $357.3 | $357.0 |
| Unguaranteed portion of US govt SBA/USDA loans | SBA/USDA | 169.1 | 203.1 | 206.7 |
| Renewable energy debt financing[1] (term lending only) | Term lending | 290.6 | 484.4 | 593.7 |
| Other | Term lending | 231.0 | 294.7 | 260.6 |
| | **TOTAL** | **$944.0** | **$1,339.5** | **$1,418.0** |

[1]*Total renewable energy debt financing outstanding was $1.11 billion as of 3Q24. The majority of these balances are in the term lending and SBA/USDA balance sheet categories.*

23 Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

pathward

• Consumer credit programs with marketplace lenders offer Pathward a risk adjusted return • Protected by certain layers of credit support and balance sheet flexibility • Programs are offered to strategic partners with payments distribution potential • Agreements typically provide for “excess spread” build-up and protection through a priority of payment within a waterfall CONSUMER Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation24 9.64% Q3 2024 Quarterly Yield 6% Of Loan Portfolio ($ in millions) Business Line Balance Sheet Category 3Q23 2Q24 3Q24 Consumer Consumer finance $200.1 $267.0 $253.3 TOTAL $200.1 $267.0 $253.3 Consumer Payments - Principal, Interest, Fees Collection Account Servicing Principal Losses to Pathward Principal Repayment to Pathward Pathward’s agreed upon interest return Remaining excess spread to Pathward-owned escrow reserve Reserve release to partner is conditional (subordinate) based on product performance Waterfall

• Asset-backed warehouse lines of credit used to support strategic initiatives • Lines are primarily secured by consumer receivables, whereby Pathward is in a senior, secured position as the first out participant • Have never had a charge off or loss • Agreements trigger waterfall protection for the “First Out” participant WAREHOUSE Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation25 10.47% Q3 2024 Quarterly Yield 10% Of Loan Portfolio ($ in millions) Business Line Balance Sheet Category 3Q23 2Q24 3Q24 Warehouse Warehouse finance $380.4 $394.8 $450.0 TOTAL $380.4 $394.8 $450.0 Waterfall All Loan/Collateral Cash Flows Admin Fees (0-5%) Junior Tranche $40MM (40%) Equity Tranche $10MM (10%) First-Out Tranche (Pathward Position) $50MM (50%) $100M Facility EXAMPLE

 As of June 30, 2024, $2.2B, or 48% of loans and leases contained floating or variable interest rates. Of these, $1.3B are tied to Fed Funds or Prime, with the remaining tied to either SOFR or the CMT.  As of June 30, 2024, all variable loans with floors were at or above their floors. LOAN PORTFOLIO INTEREST RATE SENSITIVITY Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation26 1 Fixed rate loans and leases are shown for contractual periods. 48% 17% 35% Fixed Rate > 1 Year TOTAL LOAN AND LEASE PORTFOLIO PRICING ATTRIBUTES1 Fixed Rate < 1 Year Floating or Variable NET INTEREST MARGIN AND LOAN YIELDS 3.75% 4.35% 4.59% 4.80% 4.76% 5.21% 5.62% 6.12% 6.18% 6.19% 6.23% 6.23% 6.56% 3.75% 4.34% 4.59% 4.79% 4.62% 4.73% 4.68% 4.89% 4.88% 4.87% 4.71% 4.65% 4.92% 6.90% 6.93% 6.96% 7.22% 6.69% 7.12% 7.70% 8.47% 8.31% 8.33% 8.33% 8.43% 8.56% 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 NIM Adjusted NIM Loan Yields 1 Declines in NIM in FY21 associated with elevated cash balances from government stimulus programs. 2 Adjusted NIM includes contractual card processing expenses associated with higher interest rates. See appendix for Non-GAAP financial measures reconciliation. 1 2

Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation27 INTEREST RATE RISK MANAGEMENT JUNE 30, 2024 -2,000 0 2,000 4,000 6,000 Month 1-12 Month 13-36 Month 37-60 Month 61-180 V o lu m e ($ M M ) Period Variance Total Assets Total Liabilities Asset/Liability Gap Analysis 1 Fixed rate securities, loans and leases are shown for contractual periods. 4% 35% 12% 49% Fixed Rate > 1 Year Earning Asset Pricing Attributes1 Fixed Rate < 1 Year Floating or Variable Federal Reserve Bank Deposits (Floating or Variable) • Data presented on this page is reflective of the Company’s asset mix at a point in time and calculated for regulatory purposes. Future rate changes would impact a multitude of variables beyond the Company’s control, and as a result, the data presented is not intended to be used for forward-looking modeling purposes. • Interest rate risk modeling shows asset sensitive balance sheet; net interest income graph shows impact of an instantaneous, parallel rate shock and alternative views of a gradual parallel ramp and a parallel rate shock. • Management employs rigorous modeling techniques under a variety of yield curve shapes, twists and ramps. -15% 0% 15% 30% -200 -100 +100 +200 +300 Parallel Shock Alternative Parallel Shock Alternative Ramp 12-Month Interest Rate Sensitivity from Base Net Interest Income Parallel Shock is a statutory required calculation of the impact of an immediate change in rates, assuming other variables remain unchanged. Ramp reflects additional modeling of more gradual increases in interest rates. The Alternative scenarios mirror the Parallel Shock and Ramp with the additional incorporation of the Company’s card fee income and card processing expenses impacted by interest rates.

# ASSET QUALITY

## Nonperforming Assets ("NPAs")

($ in millions)



0.55%
0.77%
0.53%
0.50%
0.61%
$40.8
$58.0
$42.4
$37.2
$46.3
3Q23
4Q23
1Q24
2Q24
3Q24
Period Ended
NPAs
NPAs / Total Assets

## Nonperforming Loans ("NPLs")

($ in millions)



0.93%
1.26%
0.88%
0.78%
0.96%
$38.8
$56.2
$39.6
$34.4
$44.6
3Q23
4Q23
1Q24
2Q24
3Q24
Period Ended
NPLs
NPLs / Total Loans

## Adjusted Net Charge-Offs ("NCOs")[1]

Excludes Tax Services NCOs and Related Seasonal Average Loans

($ in millions)



0.46%
0.46%
0.49%
0.47%
0.50%
0.41%
0.45%
0.43%
0.63%
0.49%
$4.5
$5.2
$4.6
$4.7
$7.0
3Q23
4Q23
1Q24
2Q24
3Q24
Period Ended
Adj. NCOs
Adj. NCOs / Adj. Average Loans
Adj. NCOs / Adj. Average Loans - LTM

**KEY CREDIT METRICS**

- Annualized adjusted net charge-offs[1]:
  - 0.63% of average loans in 3Q24
  - 0.49% of average loans over last 12 months
- Allowance for credit loss ("ACL") of $79.8 million as of June 30, 2024.
- ACL as a % of total loans and leases was 1.73% for 3Q24, a 28 bps decrease from the prior year.
- The increase in NPAs / NPLs compared to the sequential quarter was primarily driven by an increase in nonperforming loans in the commercial finance and consumer finance portfolios.

28 Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

[1] See appendix for Non-GAAP financial measures reconciliation.Tax services NCOs and related seasonal average loans are excluded to adjust for the cyclicality of activity related to the overall economics of the tax services business line.

pathward

Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation29 CAPITAL AND SOURCES OF LIQUIDITY Regulatory Capital as of June 30, 2024 At June 30, 2024¹ Pathward Financial, Inc. Pathward, N.A. Tier 1 Leverage 9.13% 9.36% Common Equity Tier 1 12.44% 13.02% Tier 1 Capital 12.70% 13.02% Total Capital 14.33% 14.27% Primary & Secondary Liquidity Sources ($ in millions) Cash and Cash Equivalents $299 Unpledged Investment Securities $38 FHLB Borrowing Capacity $980 Funds Available through Fed Discount Window $229 Unsecured Funding Providers $575 Deposit Balances Held at Other Banks $353 Total Liquidity $2,474 1 Regulatory capital reflects the Company's election of the five-year CECL transition for regulatory capital purposes. Amounts are preliminary pending completion and filing of the Company's regulatory reports. . 8.40% 8.11% 7.96% 7.75% 9.13% 8.67% 8.32% 8.15% 7.92% 9.36% 3Q23 4Q23 1Q24 2Q24 3Q24 Tier 1 Leverage Ratio 13.45% 12.84% 13.12% 14.21% 14.33% 13.42% 12.76% 13.01% 14.09% 14.27% 3Q23 4Q23 1Q24 2Q24 3Q24 Total Capital Ratio Pathward Financial, Inc. Pathward, N.A. Minimum Requirement to be Well-Capitalized under Prompt Corrective Action Provisions

APPENDIX Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation30

Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation31 NON-GAAP RECONCILIATION 1 Amounts presented are used in the two-class earnings per common share calculation. Adjusted Net Income and Adjusted Earnings Per Share For the year ended ($ in thousands, except share and per share data) 2022 Net income – GAAP a 156,386 Less: Gain on sale of trademarks 50,000 Add: Rebranding expenses 13,148 Add: Separation related expenses 5,109 Add: Income tax effect 8,936 Adjusted net income b 133,579 Less: Allocation of earnings to participating securities1 2,191 Adjusted net income attributable to common shareholders 131,388 Adjusted earnings per common share, diluted $4.49 Average diluted shares 29,232,247 Adjusted Return on Average Assets and Adjusted Return on Average Tangible Equity Average assets c 7,103,874 Return on average assets (a / c) 2.20% Adjusted return on average assets (b / c) 1.88% Average equity d 780,705 Less: Average goodwill and intangible assets 339,179 Average tangible equity e 441,526 Return on average tangible equity (a / e) 35.42% Adjusted return on average tangible equity (b / e) 30.25%

# NON-GAAP RECONCILIATION

## Adjusted Annualized NCOs and Adjusted Average Loans and Leases

| | For the quarter ended | | | | |
|---|---|---|---|---|---|
| *($ in thousands)* | Jun 30, 2023 | Sep 30, 2023 | Dec 31, 2023 | Mar 31, 2024 | Jun 30, 2024 |
| Net charge-offs | 4,218 | 41,280 | 5,486 | (1,087) | 6,582 |
| Less: Tax services net charge-offs (recoveries) | (266) | 36,075 | 851 | (5,800) | (410) |
| Adjusted net charge-offs | 4,484 | 5,205 | 4,635 | 4,713 | 6,992 |
| Quarterly average loans and leases | 3,919,225 | 4,288,067 | 4,535,826 | 4,903,175 | 4,506,674 |
| Less: Quarterly average tax services loans | 52,477 | 44,192 | 28,050 | 493,168 | 56,836 |
| Adjusted quarterly average loans and leases | 3,866,748 | 4,243,875 | 4,507,776 | 4,410,007 | 4,449,838 |
| Annualized NCOs/average loans and leases | 0.43% | 3.85% | 0.48% | -0.09% | 0.58% |
| Adjusted annualized NCOs/adjusted average loans and leases[1] | 0.46% | 0.49% | 0.41% | 0.43% | 0.63% |

| | For the last twelve months ended | | | | |
|---|---|---|---|---|---|
| *($ in thousands)* | Jun 30, 2023 | Sep 30, 2023 | Dec 31, 2023 | Mar 31, 2024 | Jun 30, 2024 |
| Net charge-offs | 39,054 | 53,690 | 55,959 | 49,897 | 52,261 |
| Less: Tax services net charge-offs (recoveries) | 22,298 | 35,779 | 35,597 | 30,860 | 30,716 |
| Adjusted net charge-offs | 16,756 | 17,911 | 20,362 | 19,037 | 21,545 |
| Average loans and leases | 3,769,235 | 3,936,582 | 4,189,308 | 4,411,573 | 4,558,436 |
| Less: average tax services loans | 140,463 | 142,640 | 143,345 | 154,472 | 155,561 |
| Adjusted average loans and leases | 3,628,772 | 3,793,943 | 4,045,963 | 4,257,104 | 4,402,874 |
| NCOs/average loans and leases | 1.04% | 1.36% | 1.34% | 1.13% | 1.15% |
| Adjusted NCOs/adjusted average loans and leases[1] | 0.46% | 0.47% | 0.50% | 0.45% | 0.49% |

32 Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

[1] *Tax services NCOs and average loans are excluded to adjust for the cyclicality of activity related to the overall economics of the Company's tax services business line.*

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Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation33 NON-GAAP RECONCILIATION For the last twelve months ended ($ in thousands) Jun 30, 2023 Sep 30, 2023 Dec 31, 2023 Mar 31, 2024 Jun 30, 2024 Noninterest expense – GAAP 449,803 464,975 479,190 492,485 501,586 Net interest income 362,687 387,861 413,840 430,736 444,130 Noninterest income 304,004 316,599 303,583 305,490 303,628 Total Revenue: GAAP 666,691 704,460 717,423 736,226 747,758 Efficiency ratio, LTM 67.47% 66.00% 66.79% 66.89% 67.08% For the last twelve months ended ($ in thousands) Jun 30, 2023 Sep 30, 2023 Dec 31, 2023 Mar 31, 2024 Jun 30, 2024 Noninterest expense – GAAP 449,803 464,975 479,190 492,485 501,586 Less: Rebranding expenses 10,636 3,737 - - - Adjusted noninterest expense 439,167 461,238 479,190 492,485 501,586 Net interest income 362,687 387,861 413,840 430,736 444,130 Noninterest income 304,004 316,599 303,583 305,490 303,628 Less: Gain on sale of trademarks 10,000 10,000 - - - Total Adjusted Revenue: 656,691 694,460 717,423 736,226 747,758 Adjusted Efficiency ratio, LTM 66.88% 66.42% 66.79% 66.89% 67.08% Efficiency Ratio Adjusted Efficiency Ratio

# NON-GAAP RECONCILIATION

## Net Interest Margin and Cost of Deposits

| ($ in thousands) | Jun-21 | Sep-21 | Dec-21 | Mar-22 | Jun-22 | Sep-22 | Dec-22 | Mar-23 | Jun-23 | Sep-23 | Dec-23 | Mar-24 | Jun-24 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | For the quarter ended | | | | | | | | | | | | |
| Average interest earning assets | 7,316,820 | 6,438,572 | 6,183,646 | 7,082,417 | 6,082,329 | 6,073,822 | 5,934,431 | 6,717,918 | 6,326,750 | 6,724,185 | 7,031,922 | 7,635,842 | 6,801,888 |
| Net interest income | 68,475 | 70,667 | 71,613 | 83,800 | 72,151 | 79,760 | 84,057 | 101,405 | 97,465 | 104,934 | 110,036 | 118,301 | 110,859 |
| Net interest margin | 3.75% | 4.35% | 4.59% | 4.80% | 4.76% | 5.21% | 5.62% | 6.12% | 6.18% | 6.19% | 6.23% | 6.23% | 6.56% |
| Average total deposits | 6,981,439 | 6,076,868 | 5,921,384 | 6,679,422 | 5,741,072 | 5,765,048 | 5,636,658 | 6,386,592 | 5,895,242 | 6,204,934 | 6,558,189 | 7,168,673 | 6,260,990 |
| Deposit interest expense | 188 | 164 | 141 | 165 | 94 | 99 | 142 | 2,096 | 164 | 1,954 | 3,526 | 6,685 | 1,689 |
| Cost of deposits | 0.01% | 0.01% | 0.01% | 0.01% | 0.01% | 0.01% | 0.01% | 0.13% | 0.01% | 0.12% | 0.21% | 0.38% | 0.11% |

## Adjusted Net Interest Margin and Adjusted Cost of Deposits

| ($ in thousands) | Jun-21 | Sep-21 | Dec-21 | Mar-22 | Jun-22 | Sep-22 | Dec-22 | Mar-23 | Jun-23 | Sep-23 | Dec-23 | Mar-24 | Jun-24 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | For the quarter ended | | | | | | | | | | | | |
| Average interest earning assets | 7,316,820 | 6,438,572 | 6,183,646 | 7,082,417 | 6,082,329 | 6,073,822 | 5,934,431 | 6,717,918 | 6,326,750 | 6,724,185 | 7,031,922 | 7,635,842 | 6,801,888 |
| Net interest income | 68,475 | 70,667 | 71,613 | 83,800 | 72,151 | 79,760 | 84,057 | 101,405 | 97,465 | 104,934 | 110,036 | 118,301 | 110,859 |
| Less: Contractual, rate-related processing expense | 46 | 205 | 128 | 217 | 2,158 | 7,372 | 13,985 | 20,369 | 20,528 | 22,473 | 26,793 | 30,094 | 27,595 |
| Adjusted net interest income | 68,429 | 70,462 | 71,485 | 83,583 | 69,993 | 72,388 | 70,072 | 81,036 | 76,937 | 82,461 | 83,243 | 88,207 | 83,264 |
| Adjusted net interest margin | 3.75% | 4.34% | 4.59% | 4.79% | 4.62% | 4.73% | 4.68% | 4.89% | 4.88% | 4.87% | 4.71% | 4.65% | 4.92% |
| Average total deposits | 6,981,439 | 6,076,868 | 5,921,384 | 6,679,422 | 5,741,072 | 5,765,048 | 5,636,658 | 6,386,592 | 5,895,242 | 6,204,934 | 6,558,189 | 7,168,673 | 6,260,990 |
| Deposit interest expense | 188 | 164 | 141 | 165 | 94 | 99 | 142 | 2,096 | 164 | 1,954 | 3,526 | 6,685 | 1,689 |
| Add: Contractual, rate-related processing expense | 46 | 205 | 128 | 217 | 2,158 | 7,372 | 13,985 | 20,369 | 20,528 | 22,473 | 26,793 | 30,094 | 27,595 |
| Adjusted deposit expense | 234 | 369 | 269 | 382 | 2,252 | 7,471 | 14,127 | 22,465 | 20,692 | 24,427 | 30,319 | 36,779 | 29,284 |
| Adjusted cost of deposits | 0.01% | 0.02% | 0.02% | 0.02% | 0.16% | 0.52% | 1.00% | 1.43% | 1.41% | 1.56% | 1.84% | 2.06% | 1.88% |

34 Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

pathward

# COMMERCIAL FINANCE CONCENTRATIONS BY INDUSTRY[1]


$ in millions
Manufacturing $716
Finance and Insurance $707
Utilities $676
Transportation and Warehousing $454
Other Services (except Public Administration) $287
Mining, Quarrying, and Oil and Gas Extraction $274
Wholesale Trade $256
Health Care and Social Assistance $148
Construction $146
Administrative and Support and Waste Management and Remediation Services $104
Professional, Scientific, and Technical Services $96
Public Administration $83
Real Estate and Rental and Leasing $75
Nonclassifiable Establishments $55
Retail Trade $53
Accommodation and Food Services $51
Information $33
Arts, Entertainment, and Recreation $13
Agriculture, Forestry, Fishing and Hunting $9
Educational Services $4
Management of Companies and Enterprises $2

### MANUFACTURING

| | |
|---|---|
| 38% | Asset-Based lending |
| 38% | Term lending |
| 10% | Factoring |
| 7% | Rental equipment, net |
| 7% | Other |

### TRANSPORTATION & WAREHOUSING

| | |
|---|---|
| 45% | Term lending |
| 31% | Factoring |
| 12% | Insurance premium finance |
| 5% | Rental equipment, net |
| 7% | Other |

### UTILITIES

| | |
|---|---|
| 48% | SBA/USDA |
| 47% | Term lending |
| 5% | Rental equipment, net |

*[1] Distribution by NAICS codes; excludes certain joint ventures; calculated based on aggregate principal amount of commercial finance loans and leases; includes operating lease rental equipment of $209.5M*

35 Pathward Financial, Inc. (Nasdaq: CASH) | Quarterly Investor Presentation

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